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                                                                   EXHIBIT 10.11

                       ADVANCIS PHARMACEUTICAL CORPORATION

                             NOTE ISSUANCE AGREEMENT

                  THIS NOTE ISSUANCE AGREEMENT, dated March _28, 2003, (this "AGREEMENT") is entered into by and among Advancis Pharmaceutical Corporation, a Delaware corporation (the "CORPORATION"), Healthcare Ventures VI, L.P., as Collateral Agent and the persons listed on Schedule 1 attached hereto (the "LENDERS").

                                   BACKGROUND

                  The Corporation desires to borrow from the Lenders the amount of Five Million Dollars ($5,000,000) (the "LOAN"), which will be evidenced by convertible secured promissory notes in substantially the form of Exhibit A attached hereto (the "NOTES"). The Lenders are willing to provide the Loan to the Corporation pursuant to the terms and conditions specifically set forth hereinafter.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1. The Loan.

                  1.1 Closing. The closing of the Loan (the "CLOSING") shall take place at the offices of Pepper Hamilton LLP, 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312-1183 at 10:00 am., at such place and at such time and date as is agreed to by the Corporation and the Lenders.

                  1.2 Notes. At the Closing, the Corporation shall deliver to each Lender a Note in such Lender's name in the principal amount set forth opposite such Lender's name on Schedule 1.

                  1.3 Pari Passu Notes. Lenders and the Corporation acknowledge and agree that the right of payment of all or any portion of the outstanding principal amount of each of the Notes and all interest thereon shall be pari passu in right of payment and in all other respects to all of the other Notes. In the event a Lender receives payments in excess of its pro rata share of the Corporation's payments to all of the Lenders, then such Lender shall hold in trust all such excess payments for the benefit of the other Lenders and shall pay such amounts held in trust to such other Lenders upon demand by such Lenders.

         SECTION 2. Representations and Warranties of the Corporation to the Lenders. The Corporation hereby represents and warrants to the Lenders that, except as set forth in the Schedule of Exceptions attached hereto as Exhibit B (the "SCHEDULE"):

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                  2.1      Bringdown of Series D Representations and Warranties.
The representations and warranties made by the Corporation in the Series D Convertible Preferred Stock Purchase Agreement dated as of October 25, 2001 among the Corporation and the investors thereunder (as amended, the "SERIES D PURCHASE AGREEMENT"), as such representations and warranties are updated and/or excepted in Section 2.1 of the Schedule, are true and complete as though made on the date of this Agreement; provided, however, that the Corporation makes no representation and warranty in this Agreement in regards to Sections 5.3, 5.4,
5.5 and 5.7 of the Series D Purchase Agreement.

                  2.2 Authorization of this Agreement, the Notes and IP Security Agreement. The execution, delivery and performance by the Corporation of this Agreement, the Notes, the IP Security Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Corporation. Each of this Agreement, the Notes and the IP Security Agreement has been duly executed and delivered by the Corporation and constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its respective terms. The execution, delivery and performance of this Agreement, the Notes, and the IP Security Agreement and the compliance with the provisions hereof and thereof by the Corporation, will not:

                           (a) materially violate any provision of law, statute,
ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body;

                           (b) conflict with or result in any breach of any of
the terms, conditions or provisions of, or constitute (with due notice or lapse of time, or both) a default (or give rise to any right of termination, cancellation or acceleration) under (i) any agreement, document, instrument, contract, understanding, arrangement, note, indenture, mortgage or lease to which the Corporation is a party or under which the Corporation or any of its assets is bound or affected, (ii) the Corporation's Certificate of Incorporation as currently in effect, or (iii) the Corporation's Bylaws as currently in effect; or

                           (c) result in the creation of any lien, security
interest, charge or encumbrance upon any of the properties or assets of the Corporation, except as contemplated by this Agreement, the Notes, and the IP Security Agreement.

                  2.3 Consents and Approvals. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body (other than filings required to be made under applicable federal and state securities laws) or any other person, entity or association is required for: (a) the valid authorization, execution, delivery and performance by the Corporation of this Agreement, the Notes and the IP Security Agreement; or (b) the valid authorization, issuance, sale and delivery of the Notes. The Corporation has obtained all other consents that are necessary to permit the consummation of the transactions contemplated hereby and thereby.

                  2.4 Securities Laws. Based in part on the representations and warranties of the Lenders set forth in Section 3, neither the Corporation nor anyone acting on its behalf has offered securities of the Corporation for sale to, or solicited any offers to buy the same from, or sold

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securities of the Corporation to, any person or organization, in any case so as to subject the Corporation, its promoters, directors and/or officers to any liability under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Securities and Exchange Act of 1934, as amended, or any state securities or "blue sky" law (collectively, the "SECURITIES LAWS"). The offer, grant, sale and/or issuance of the Notes and the securities into which the Notes may be converted were not, are not, or, as the case may be, will not be, in violation of the Securities Laws when offered, sold and issued in accordance with the operative documents relating to their issuance.

         SECTION 3. Representations and Warranties of the Lenders to the Corporation. Each of the Lenders, severally, but not jointly, as to and on behalf of itself only, represents and warrants to the Corporation as follows:

                           (a) It is acquiring the Note and, in the event it
should acquire other securities of the Corporation upon conversion of the Note, it will be acquiring such securities, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

                           (b) It is an "accredited investor" as such term is
defined in Rule 501(a) promulgated under the Securities Act.

                           (c) It agrees that the Corporation may place a legend
on the Notes that the Notes have not been registered under the Securities Act, and, therefore, cannot be offered, sold or transferred unless they are registered under the Securities Act or an exemption from such registration is available.

                           (d) The execution, delivery and performance by it of
this Agreement have been duly authorized by all requisite action of it.

                           (e) It further understands that the exemptions from
registration afforded by Rule 144 and Rule 144A (the provisions of which are known to it) promulgated under the Securities Act depend on the satisfaction of various conditions, and that, if applicable, Rule 144 may afford the basis for sales only in limited amounts.

                           (f) It has such knowledge and experience in business
and financial matters and with respect to investments in securities of privately-held companies so as to enable it to understand and evaluate the risks of the Lender's investment in the Notes and form an investment decision with respect thereto. It has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Corporation and its officers and directors as it deems necessary to evaluate the merits of entering into such transactions.

                           (g) If it is a natural person, it has full power and
authority to enter into this Agreement. If it is not a natural person, it is duly organized and validly existing and has the power and authority to enter into this Agreement. Any Lender which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of acquiring the securities of the Corporation.

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                           (h) It has adequate net worth and means of providing
for its current needs and personal contingencies to sustain a complete loss of its investment in the Corporation.

                  3.2 Voting Rights. As long as any of the Notes remain outstanding, the Corporation shall not, without the affirmative approval of the Lenders that have lent a majority of the then outstanding principal under the Notes (the "MAJORITY LENDERS"), given by written consent in lieu of a meeting or by vote at a meeting called for such purpose:

                           (a)      sell, abandon, transfer, lease or otherwise
dispose of all or substantially all of its properties or assets other than in the ordinary course of its business;

                           (b)      purchase, lease or otherwise acquire all or
substantially all of the assets of another entity;

                           (c)      except as otherwise required by the
Corporation's Fourth Restated Certificate of Incorporation, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, shares of capital stock or other securities or property);

                           (d)      except as otherwise required by the
Corporation's Fourth Restated Certificate of Incorporation or in any agreement approved by the Corporation's Board of Directors, with a director, officer, employee, consultant or independent contractor of or to the Corporation providing for the repurchase of any of its capital stock owned by such director, officer, employee, consultant or independent contractor at the option of the Corporation, provided that such agreements are either: (A) set forth on Schedule
3.2 to the Series D Purchase Agreement, or (B) entered into pursuant to any stock option plan which has been adopted by the Corporation and approved by the Board of Directors and by the holders of at least a majority of the combined voting power of the Corporation's Preferred Stock, par value $.01 per share ("PREFERRED STOCK") then outstanding (including any outstanding shares of the Corporation's Common Stock, par value $.01 per share ("COMMON STOCK") issued upon conversion thereof), and the form of option agreement under such stock option satisfactory in form and in substance, except for immaterial changes thereto made from time to time by officers of the Corporation, to the Board of Directors and by the holders of at least a majority of the combined voting power of the Preferred Stock then outstanding (including any outstanding shares of Common Stock issued upon conversion thereof), make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to the holders of the Common Stock shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights (excluding options to purchase and rights to subscribe for shares of Common Stock or the securities of the Corporation convertible into or exchangeable for shares of Common Stock), as then in effect;

                           (e)      merge or consolidate with or into, or permit
any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities;

                           (f)      voluntarily dissolve, liquidate or wind-up
or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution;

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                           (g)      in any manner alter or change the
designations, powers, preferences, rights, qualifications, limitations or restrictions of the Corporation's outstanding Preferred Stock;

                           (h)      take any action to cause any amendment,
alteration or repeal of any of the provisions of the Corporation's Fourth Restated Certificate of Incorporation or the Bylaws of the Corporation as then in effect ("BYLAWS");

                           (i)      except for the issuance of capital stock or
other securities constituting shares of Excluded Stock (as defined in Section A.7(d)(ii) of the Corporation's Fourth Restated Certificate of Incorporation), authorize, designate, create, issue or agree to issue any equity or debt security of the Corporation or any security, right, option or warrant convertible into, or exercisable or exchangeable for, shares of the capital stock of the Corporation or any capitalized lease with an equity feature with respect to the capital stock of the Corporation;

                           (j)      amend, modify or terminate any stock option
plan of the Corporation or any stock option agreement or restricted stock purchase agreement entered into between the Corporation and its employees, directors or consultants, except for immaterial changes made thereto from time to time by officers of the Corporation;

                           (k)      accelerate the vesting schedule or exercise
date or dates of any such options or in any stock option agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors, or waive or modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement entered into between the Corporation and its directors, officers, employees, consultants or independent contractors.

                           (l)      grant any stock options with an exercise
price per share of less than the fair market value of such share on the date of such grant (as determined by the Board of Directors) or issue or sell capital stock of the Corporation pursuant to restricted stock awards or restricted stock purchase agreements at a price per share less than the fair market value of such share on the date of such issuance or sale (as determined by the Board of Directors);

                           (m)      increase the number of directors of which
the Board of Directors consists;

                           (n)      enter into any financing arrangement in
excess of $500,000 including, without limitation, loan agreements, credit lines, letters of credit or capitalized leases;

                           (o)      enter into any contract, agreement or
license or series of related contracts, agreements or licenses in excess of $750,000 whether in a single disbursement or a series of related disbursements;

                           (p)      enter into any transaction or agreement with
any officer or director of the Corporation or with any corporation, partnership or other organization (an "OUTSIDE ENTITY") in which one or more of the officers or directors of the Corporation is an officer or director of, or has a financial interest in, such Outside Entity;

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                           (q)      enter into or become subject to any
agreement which restricts or purports to restrict the Corporation from engaging or otherwise competing in any material aspect of its business other than pursuant to a duly authorized license agreement of the Corporation's intellectual property;

                           (r)      take any action or enter into any other
transaction outside the ordinary course of business or effect any material change in the conduct or operation of the Corporation's business;

                           (s)      establish or approve of any Corporation
policies delegating or delineating the authority of any officer or employee to act on behalf of the Corporation outside of the ordinary course of business;

                           (t)      appoint, terminate or remove the Chief
Executive Officer or President or the Chief Financial Officer, Treasurer or Vice President-Finance without the approval of the Board of Directors;

                           (u)      adopt and amend the budgets of the
Corporation and authorize budget variances for expenditures in excess of ten percent (10%) without the approval of the Board of Directors;

                           (v)      adopt and materially amend the strategic or
business plan of the Corporation without the approval of the Board of Directors; or

                           (w)      take any action to cause any amendment,
alteration or repeal of any of the provisions of the Bylaws, or the bylaws of any of its subsidiaries with the exception of ministerial amendments which would not have any adverse affect on the outstanding Preferred Stock or the Notes.

         SECTION 4. Registration Rights. The Corporation shall take, and shall seek to have its stockholders take, all action necessary to cause the securities issued upon the conversion of the Notes to be Restricted Shares, as that term is defined in the Third Amended and Restated Stockholders' Agreement dated as of October 25, 2001, as it may from time to time be amended, among the Corporation and the Investors thereunder (the "STOCKHOLDERS' AGREEMENT"), such that a Lender holding such securities shall be able to avail itself of the registration rights of Section 3 of the Stockholders' Agreement with respect to such securities.

         SECTION 5. Publicity. The Corporation shall not make any public statement relating to this Agreement, the Notes, the IP Security Agreement or the transactions contemplated hereby and thereby, whether in any advertisement, news release or professional or trade publication, or in any other manner, unless (a) otherwise required by law, (b) such statement is made to potential equity investors in connection with discussions among the Corporation and such potential equity investors about an equity investment in the Corporation, or (c) such statement is made with HealthCare Ventures VI, L.P.'s prior written consent.

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         SECTION 6. Collateral Agent.

                  6.1 Definitions. As used in this Section 6, the following terms shall have the meanings assigned to them in this Section 6.1 or in the provisions of this Agreement referred to below:

                           (a)      AGGREGATE PRINCIPAL INDEBTEDNESS: As of any
date of determination, the aggregate principal amount of the Notes outstanding.

                           (b)      COLLATERAL: This term shall have the meaning
given it in the Notes.

                           (c)      COLLATERAL AGENT: HealthCare Ventures VI,
L.P. in its capacity as collateral agent hereunder and under the Notes and the IP Security Agreement or any Successor Collateral Agent appointed pursuant to
Section 6.3(g) hereof.

                           (d)      EVENT OF DEFAULT: This term shall have the
meaning given it in the Notes.

                           (e)      LIABILITIES: This term shall have the
meaning given to it in the Notes.

                           (f)      NOTICE DATE: The date on which the
Collateral Agent first receives instructions from the Majority Lenders to enforce rights under the Notes or the IP Security Agreement.

                           (g)      PERSON: Any individual, partnership,
corporation, trust, joint venture or unincorporated organization, including any government or agency or political subdivision thereof.

                           (h)      SECURITY DOCUMENT: Any or all of (i) the IP
Security Agreement, (ii) the Notes, (iii) the ancillary documents relating to any of the foregoing including but not limited to financing statements and stock powers and (iv) all extensions, renewals, amendments, substitutions or replacements to any of the foregoing.

                           (i)      STATEMENT OF EVENT OF DEFAULT: A written
statement delivered by any Lender to the Collateral Agent referring to the Note and/or the IP Security Agreement, stating that an Event of Default has occurred thereunder.

                           (j)      SUCCESSOR COLLATERAL AGENT: This term shall
have the meaning given it in Section 6.3(g) hereof.

                  6.2      Appointment and Authorization of Collateral Agent.

                           (a)      Appointment of Authority. Each Lender hereby
designates and appoints the Collateral Agent to act as collateral agent for such Lender under this Agreement and the Security Documents, and each Lender hereby authorizes the Collateral Agent, as Collateral Agent acting on behalf of and for the benefit of such Lender, to execute and enter into any of the Security Documents as appropriate on such Lender's behalf and to take such action under the

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provisions of the Security Documents and all other instruments relating thereto and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto.

                           (b)      Limited Agency. Notwithstanding any
provision to the contrary set forth elsewhere in this Agreement or the Security Documents, the Collateral Agent shall not have any duties or responsibilities in its capacity as Collateral Agent except those expressly set forth herein or therein or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties or liabilities shall be read into this Agreement or any Security Document or otherwise exist against the Collateral Agent.

                  6.3      Agency Provisions.

                           (a)      Delegation of Duties. The Collateral Agent
may exercise its powers and execute any of its duties under this Agreement and the Security Documents by or through employees, agents or attorneys-in-fact and shall be entitled to take and to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any employees, agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent may utilize the services of such Persons as the Collateral Agent in its sole discretion may determine, and all reasonable fees and expenses of such Persons shall be borne by the Corporation pursuant to the terms of the Security Documents and this Agreement.

                           (b)      Exculpatory Provisions. The Collateral Agent
and each of its employees, agents, attorneys-in-fact and affiliates shall not be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Security Document (except for its personal liability for its own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Corporation or any officer thereof contained in any Security Document or in any certificate, report, statement or other document referred to or provided for in, or received by, the Collateral Agent under or in connection with this Agreement or any Security Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Security Documents or for any failure of the Corporation to perform its Liabilities thereunder. The Collateral Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, the Security Documents.

                           (c)      Reliance by Collateral Agent. The Collateral
Agent shall be entitled to rely, and shall be fully protected in relying, upon
(i) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and (ii) advice and statements of legal counsel (including, without limitation, counsel to the Corporation), independent accountants and other experts selected by the Collateral Agent with reasonable care. The Collateral Agent shall be fully justified in failing or refusing to take action under this Section 6 or the Security Documents unless it shall first receive such advice or concurrence of the Majority Lenders as is contemplated by Section 6.4 hereof and it shall first be indemnified to its

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reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or refraining from taking any such action. The Collateral Agent, in all cases, shall be fully protected in acting, or in refraining from acting, under this
Section 6 and the Security Documents in accordance with the provisions of
Section 6.4 hereof and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

                           (d)      Notice of Default. The Collateral Agent
shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless it has received from a Lender a Statement of Event of Default. The Collateral Agent may rely on a Statement of Event of Default without further inquiry. When the Collateral Agent receives a Statement of Event of Default, the Collateral Agent promptly (but in any event within three (3) business days of receipt of such notice) shall give notice thereof to the Lenders and shall schedule a meeting (which may be telephonic) of all Lenders to be held within five (5) business days of the sending of such notice at a mutually convenient time and place. At such meeting the Lenders shall consult with one another in an attempt to determine a mutually acceptable course of conduct regarding the Corporation and the collection of the outstanding Liabilities. The Collateral Agent shall take such action with respect to such Event of Default as shall be directed by the Majority Lenders in accordance with Section 6.4 hereof, provided that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action under
Section 6.4(c) hereof with respect to such Event of Default as it shall deem advisable in the furtherance of the interests of the Lenders.

                           (e)      Non-Reliance on Collateral Agent and Other
Lenders. Each Lender expressly acknowledges that neither the Collateral Agent nor any of its employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to such Lender and that no act by the Collateral Agent hereinafter taken, including any review of the affairs of the Corporation, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Lender. Each Lender represents to the Collateral Agent that it has, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit-worthiness of the Corporation and made its own decision to lend monies to the Corporation and acquire its Note and enter into such agreements. Each Lender also represents that it will, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking (or directing the Collateral Agent to take or not take) action under the Security Documents and this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Corporation. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Lenders with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Corporation which may come into the possession of the Collateral Agent or any of its employees, agents, attorneys-in-fact or affiliates.

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                           (f)      Indemnification. The Lenders agree to
indemnify (promptly upon request) the Collateral Agent in its capacity as such (to the extent not reimbursed by the Corporation and without limiting the obligation of the Corporation to do so), ratably according to their respective share of the Aggregate Principal Indebtedness from and against any and all liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Liabilities) be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of actions or omissions of the Collateral Agent specifically required or permitted by this Section 6 or by written instructions of the Majority Lenders or all of the Lenders delivered pursuant thereto, provided that no Lender shall be liable for the payment of any portion of such liabilities, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Liabilities.

                           (g)      Successor Collateral Agent. The Collateral
Agent may resign as Collateral Agent hereunder upon ninety (90) days' notice to the Lenders and the Corporation and may be removed at any time, with or without cause, by the Majority Lenders upon ninety (90) days' notice to the Lenders, the Corporation, and the Collateral Agent. If at any time the Collateral Agent shall resign or be removed as Collateral Agent under this Section 6, then the Majority Lenders shall appoint a successor agent for the Lenders, whereupon such successor agent shall, following written notice to the Corporation, succeed to the rights, powers and duties of the Collateral Agent; provided, however, that any successor agent so appointed shall be authorized under the laws of the jurisdiction of its incorporation or organization to assume the functions of an agent (any successor agent meeting each of the foregoing requirements, a "SUCCESSOR COLLATERAL AGENT"). If the appointment of such successor shall not have become effective (as hereafter provided) within such ninety-day period after the Collateral Agent's resignation or upon removal of the Collateral Agent, then (i) the Collateral Agent may assign the security interests granted pursuant to the Security Documents and its duties hereunder and under the Security Documents to the Lenders, as their interests may appear, and in such case all references herein to "Collateral Agent" shall be deemed to refer to "Majority Lenders" and (ii) the Lenders may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent and such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this Section 6.3(g). The Lenders hereby consent to such petition and appointment so long as such criteria are met. The term "Collateral Agent" shall mean the successor agent effective upon its appointment and upon its acceptance of such appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Section 6 or the Security Documents, and the Successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent. The resigning or removed Collateral Agent agrees that it shall take all actions and execute all documents which may be reasonably required by the Lenders and the Successor Collateral Agent to give effect to its replacement as the Collateral Agent hereunder and shall be fully indemnified under the terms of this Section 6 in so doing. After the Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 6.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Section 6.

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                  6.4      Actions by Collateral Agent.

                           (a)      Duties; Liabilities. The only duties and
liabilities which the Collateral Agent shall have are those set forth in this Agreement and in the Security Documents.

                           (b)      Requesting Instructions. The Collateral
Agent may at any time request directions from the Lenders as to any course of action or other matter relating to the performance of its duties under this Agreement and the Security Documents, and the Lenders shall promptly comply with such request. Directions given to the Collateral Agent by the Majority Lenders shall be binding on each of the Lenders. The Collateral Agent, in taking action pursuant to this Section 6.4, shall be entitled to rely on instructions given by the Majority Lenders.

                           (c)      Emergency Actions. If the Collateral Agent
requests instructions from the Lenders as to any action to be taken with regard to an Event of Default and if the Lenders do not respond to such request within two (2) days after transmittal of such request by the Collateral Agent, the Collateral Agent shall be authorized to take such actions with regard to such Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Lenders and to maximize both the value of the Collateral and the present value of the recovery by each of the Lenders on the Liabilities; provided, however, that once instructions have been received from the Majority Lenders which comply with
Section 6.4(h) hereof, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto regardless of whether compliance with such instructions by the Collateral Agent would cause any loss to the Lenders or to the value of the Collateral because of any actions in progress which were undertaken by the Collateral Agent prior to receiving such instructions.

                           (d)      Changes to Security Documents. Any term of
the Security Documents may be amended, and the performance or observance by the parties to a Security Document of any term of such Security Document may be waived (either generally or in a particular instance and either retroactively or prospectively) by the Collateral Agent only upon the written consent of the Majority Lenders. In any case, no amendment, waiver, or consent shall, unless in writing and signed by the Collateral Agent, affect the rights or duties of the Collateral Agent under such Security Documents. This provision shall not restrict the right of the Lenders to amend documents other than the Security Documents as long as such amendments do not change the terms of the Security Documents.

                           (e)      Release of Collateral. The Collateral Agent
shall not release any Collateral without the written consent of all the Lenders, except releases of Collateral as may be expressly permitted by the Notes or the IP Security Agreement.

                           (f)      Expenses of Release and Reinstatement. The
Corporation shall pay all costs and expenses of the Collateral Agent and the Lenders incurred in connection with any release of Collateral, including, but not limited to, all costs and fees of all lien searches deemed necessary by the Collateral Agent and all costs and expenses relating to financing statement filings and terminations and document review and preparation, including but not limited to reasonable fees and expenses of counsel for the Collateral Agent relating to any of the foregoing.

                           (g)      Administrative Actions. The Collateral Agent
shall have the right to take such actions, or omit to take such actions, hereunder and under the Security Documents not inconsistent with the instructions of the Majority Lenders, or the terms of this Agreement, including without limitation actions the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Lenders or to protect or insure the Collateral. Except as provided above and as otherwise provided pursuant to applicable law, the Collateral Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in the Collateral Agent's possession.

                           (h)      Exercise of Remedies. Except as otherwise
provided in Section 6.4(c), the Collateral Agent shall only be authorized to take such actions under the Security Documents and to enforce or prepare to enforce the remedies available under such Security Documents as are approved in a written notice by the Majority Lenders. In furtherance of the foregoing, the Collateral Agent agrees to make such demands and give such notices under the Security Documents as may be requested by the Majority Lenders, and to take such action to enforce the Security Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by the Majority Lenders; provided, however, that (i) the Collateral Agent shall not be required to take any action that is in its opinion contrary to law or the terms of any Note, the Security Documents or this Section 6 and (ii) the Collateral Agent shall not be required to take any action unless, upon its request, it is indemnified in accordance with the provisions of Section 6.3(f) hereof.

                           (i)      Application of Proceeds. All amounts owing
with respect to the Liabilities shall be secured pro rata by the Collateral without distinction as to whether some Liabilities are then due and payable and other Liabilities are not then due and payable. Upon any realization upon the Collateral by the Collateral Agent, the Lenders agree that the proceeds thereof shall be applied (i) first, to the payment of expenses incurred by the Collateral Agent with respect to maintenance and protection of the Collateral and of expenses incurred with respect to the sale of or realization upon any of the Collateral or the perfection, enforcement or protection of the rights of the Lenders (including reasonable attorneys' fees and expenses of every kind, including, without limitation, reasonable allocated costs of staff counsel);
(ii) second, equally and ratably to all amounts of interest, expenses and fees constituting a part of the Liabilities, according to the aggregate amounts thereof owing to each Lender on the Notice Date; (iii) third, equally and ratably to all amounts of principal constituting a part of the Liabilities, according to the aggregate amounts thereof owing to each Lender on the Notice Date; (iv) fourth, equally and ratably to other amounts then due to the Lenders under the Notes (including but not limited to all fees, expenses and premiums) with amounts prorated, if necessary, based on the aggregate amounts thereof then owing to each Lender; and (v) fifth, the balance, if any, shall be returned to the Corporation or such other Persons as are entitled thereto.

                           (j)      Retention and Investment of Proceeds.
Proceeds which, due to their nature, due to a restraining order or otherwise are not permitted to be applied as set forth above, or due to the Collateral Agent determining it to be impractical to divide and apply such proceeds to the payment of the Liabilities, shall be held by the Collateral Agent or, as the case may be, the Lender receiving such proceeds as agent for the Lenders until such proceeds (i) are converted into cash, (ii) are permitted to be applied or (iii) become practical to divide at which time such proceeds shall be applied in accordance with the terms of this Agreement.

                  6.5      Other Collateral, Duty to Notify, Cooperation,
Marshalling.

                           (a)      Additional Collateral. The Lenders agree
that all of the provisions of this Section 6 shall apply to any and all properties, assets and rights of the Corporation in which the Collateral Agent, at any time, acquires a security interest or lien pursuant to the Security Documents.

                           (b)      Notification of Default or Event of Default.
Upon the occurrence of any Event of Default, the Corporation or any Lender with knowledge thereof shall promptly notify the Collateral Agent thereof, such notice to be given in accordance with Section 6.3(d) and Section 12.2 hereof.

                           (c)      Cooperation; Accountings. To the extent that
the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any Lender take (or omit to take) any action, such Lender shall take (or omit to take) such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Lenders are exercised in full. Each of the Lenders will, upon the reasonable request of another Lender, from time to time execute and deliver or cause to be executed and delivered such further instruments and do and cause to be done (or refrain from doing) such further acts as may be necessary or proper to carry out more effectively the provisions of this Section 6.

                           (d)      Marshalling. The Collateral Agent shall not
be required to marshal any present or future security for (including, without limitation, the Collateral), or guarantees of, the Liabilities or any of them, or to resort to such security or guaranties in any particular order; and all of each of such Person's rights in respect of such security and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that they lawfully may, the Lenders hereby agree that they will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lenders' rights under the Security Documents or under any other instrument evidencing any of the Liabilities or under which any of the Liabilities is outstanding or by which any of the Liabilities is secured or guaranteed, and to the extent that they lawfully may, the Lenders hereby irrevocably waive the benefits of all such laws.

                           (e)      No Other Collateral. No Lender shall take
any security interest in the personal property or liens upon the real property of the Corporation other than security interests and liens which are governed by the terms of this Section 6 and held in the name of the Collateral Agent for the benefit of all Lenders.

                           (f)      Purchase of Collateral. Any Lender may
purchase all or any part of the Collateral at any public or private sale of such Collateral and may make payment on account thereof by using any claim then due and payable to such Lender from the Persons which granted a security interest in such Collateral as a credit against the purchase price only to the extent approved by the Majority Lenders. Such Lender shall comply with Article 9 of the UCC of the relevant jurisdiction as an Lender, notwithstanding that the Collateral Agent holds the security interest pursuant to this Agreement. Each of the Lenders shall cooperate with each other Lender and with the Collateral Agent in order to obtain the maximum sale price reasonably possible upon any foreclosure or other sale of all or any part of the Collateral. In addition to the foregoing, all sales, transfers and other dispositions of any Collateral shall be accomplished in a commercially reasonable manner.

                  6.6 Corporation's Dealings with Collateral Agent. In all of its dealings with the Collateral Agent, the Corporation shall be entitled to rely on the acts of the Collateral Agent as being the authorized acts of the Lenders and the Collateral Agent as being authorized and empowered to take all such action or failure to take such action, as the case may be, provided that the Corporation has no knowledge to the contrary.

         SECTION 7. Expenses and Fees. The Corporation shall pay, and hold HealthCare Ventures VI, L.P. harmless against all liability for the payment of, all reasonable costs and other reasonable expenses incurred by HealthCare Ventures VI, L.P. in connection with the Corporation's performance of and compliance with all agreements, instruments and conditions contained herein or contemplated hereby on its part to be performed or complied with. The Corporation agrees to pay all reasonable costs, expenses and transfer taxes incurred by HealthCare Ventures VI, L.P., in connection with, arising out of, or incidental to the discussion, evaluation, negotiation, preparation, documentation, execution, delivery, filing, administration, modification, amendment and enforcement of this Agreement, the IP Security Agreement, the Notes and any other documents to be delivered under this Agreement, including the fees and out-of-pocket expenses of counsel for HealthCare Ventures VI, L.P. with respect thereto and with respect to advising the Lenders as to their rights and responsibilities under this Agreement, the IP Security Agreement, the Notes and the other Security Documents. The Corporation further agrees that it will pay, and hold each of the Lenders harmless from, any and all liability with respect to any stamp or similar taxes which may be determined to be payable in connection with the execution and delivery of this Agreement or any modification, amendment or alteration of the terms or provisions of this Agreement and that it will similarly pay, and hold each of the Lenders harmless from, all issue taxes in respect of the issuance of the Notes and/or the securities into which the Notes may be converted to each of the Lenders; provided that the Corporation shall have no obligation to pay for any income or similar taxes incurred by the Lenders in connection with the issuance of the Notes and/or the securities into which the Notes may be converted.

         SECTION 8. Brokers or Finders. The Corporation represents and warrants to each of the Lenders, and each of the Lenders, as to itself, represents and warrants to the Corporation, that no person or entity has or will have, as a result of the Loan, the issuance of the Notes or the securities into which the Note may be converted, any right, interest or valid claim against or upon the Corporation or the Lenders for any commission, fee or other compensation as a finder or broker because of any act or omission by the Corporation or the Lenders or by any agent of the Corporation or the Lenders.

         SECTION 9. Indemnification.

                  9.1 The Corporation, on the one hand, and the Lenders, on the other hand (for the purposes of this Section 9, each of the Corporation and the group of Lenders is a "PARTY") (each, an "INDEMNIFYING PARTY"), shall indemnify, defend and hold the other party and their respective officers, directors, agents, employees, subsidiaries, partners, members and controlling persons (each, an "INDEMNIFIED PARTY") harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto including legal and accounting fees and expenses (collectively, "LOSSES"), arising from, relating to, or connected with the untruth, inaccuracy or breach of any material statements, representations, warranties or covenants by such party contained herein, including, but not limited to, all statements, representations, warranties or covenants concerning environmental matters of such party.

                  9.2 The Corporation shall indemnify, defend and hold each Indemnified Party harmless against any and all Losses arising from, relating to or connected with any material claims, actions, suits or arbitrations relating to any Indemnified Party's role in connection with the Corporation as a Lender, stockholder, director or otherwise.

         SECTION 10. Remedies. In case any one or more of the representations, warranties, covenants and/or agreements set forth in this Agreement shall have been breached by any party hereto, the party or parties entitled to the benefit of such representations, warranties, covenants or agreements may proceed to protect and enforce their rights either by suit in equity and/or action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement, in addition to, and not to the exclusion of, any other remedy. The rights, powers and remedies of the parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a party hereunder shall preclude any other or further assertion or exercise thereof.

         SECTION 11. Pre-Conditions to Loan.

                  11.1 Conditions Precedent of Lenders. The several obligations of the Lenders to make the Loan to the Corporation are subject to the satisfaction of the following conditions precedent:

                           (a)      All waivers and consents to be obtained in
connection with the transactions contemplated by or incident to the Loan, this Agreement, the IP Security Agreement, the issuance of the Notes shall be satisfactory to each Lender and its counsel, and each Lender and its counsel shall have received copies (executed or certified, as may be appropriate) of all documents which such Lender or its counsel may reasonably have requested in connection with such transactions.

                           (b)      All legal matters incident to the Loan and
the transactions contemplated by the Loan, this Agreement, the IP Security Agreement, the issuance of the Notes and the securities into which the Notes may be converted shall be satisfactory to each Lender's counsel, and the Lenders shall have received from Piper Rudnick LLP, counsel for the

Corporation, such firm's opinion addressed to the Lenders and dated the date of the Closing in form and substance satisfactory to Lender's counsel.

                           (c)      All consents, permits, approvals,
qualifications and/or registrations required to be obtained or effected prior to or upon the Loan and the issuance of the Notes under any applicable securities or "Blue Sky" laws of any jurisdiction shall have been obtained or effected.

                           (d)      The Corporation shall have delivered to the
Lenders a certificate or certificates, dated the Closing Date, of the Secretary of the Corporation certifying as to (i) the resolutions of the Corporation's Board of Directors and stockholders authorizing the execution and delivery of this Agreement and the IP Security Agreement, the issuance to the Lenders of the Notes, the execution and delivery of such other documents and instruments as may be required by this Agreement, the IP Security Agreement or the Notes, and the consummation of the transactions contemplated hereby, and certifying that such resolutions were duly adopted and have not been rescinded or amended as of said date, and (ii) the name and the signature of the officers of the Corporation authorized to sign, as appropriate, this Agreement and the other documents and certificates to be delivered pursuant to this Agreement by either the Corporation or any of its officers.

                           (e)      The Corporation shall have duly executed the
IP Security Agreement in substantially the form attached hereto as Exhibit C.

                           (f)      The Corporation shall have delivered to the
Lenders a certificate or certificates, dated the date of Closing, of the President of the Corporation certifying that the representations and warranties made by the Corporation in this Agreement are true, correct and complete as of the date of such Certificate and that all actions required to be taken by the Corporation under this Agreement have been taken.

                           (g)      Certain members of the Corporation's Board
of Directors have delivered to Lenders a letter, in form and substance satisfactory to the Lenders, regarding their roles on the Corporation's Board of Directors.

                  11.2 Conditions to Obligations of the Corporation. It shall be a condition precedent to the obligations of the Corporation hereunder to be performed at the Closing, as to each Lender severally, but not jointly, that the representations and warranties contained in Section 3 of this Agreement of each of the Lenders hereunder shall be true and correct as of the date hereof.

         SECTION 12. Miscellaneous.

                  12.1 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Corporation and each of the Lenders and the respective permitted successors and assigns of each of the Lenders and the permitted successors and assigns of the Corporation. Neither this Agreement nor any of the rights or duties of the Corporation set forth herein shall be assigned by the Corporation, in whole or in part, without having first received the written consent of the Majority Lenders. Neither this Agreement nor any of the rights or duties of the Lenders set forth herein shall be assigned by the

Lenders, in whole or in part, without having first received the written consent of the Corporation (other than a transfer to an Affiliate of such Lender or a Person that is a member of such Lender's Group, as such term is defined in the Stockholders' Agreement). For purposes of this Section 12.1 only, "AFFILIATE" means (a) with respect to any Lender who is a natural person, each member of such Lender's immediate family; and (b) with respect to any Lender that is a corporation, partnership, trust or limited liability company (collectively, an "ENTITY"), (i) each Entity that such Lender controls and (ii) each Entity that is under common control with such Lender.

                  12.2 Entire Agreement. This Agreement, together with the other writings referred to herein or delivered pursuant hereto which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

                  12.3 Notices. All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular mail, addressed or telecopied, as the case may be, to such party at the address or telecopier number, as the case may be, set forth below or such other address or telecopier number, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                           (a)      if to the Corporation, to:

                                         Advancis Pharmaceutical Corporation
                                         656 Quince Orchard Road, Suite 220
                                         Gaithersburg, MD 20878
                                         Attention: Edward M. Rudnic, Ph.D.,
                                                    President and CEO
                                         Telecopier: (240) 683-9853

                                         with a copy to:

                                         Piper Rudnick LLP
                                         6225 Smith Avenue
                                         Baltimore, Maryland 21209-3600
                                         Attention: Howard S. Schwartz, Esquire
                                         Telecopier: (410) 580-3251

                           (b)      if to Lenders, as set forth on Schedule 1

                                         with a copy to:

                                         Pepper Hamilton LLP
                                         400 Berwyn Park
                                         899 Cassatt Road
                                         Berwyn, Pennsylvania 19312

                                         Attention: Jeffrey P. Libson, Esquire
                                         Telecopier: (610) 640-7835

All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the third business day following the date of such mailing; (c) in the case of overnight mail, on the first business day following the date of such mailing; and (d) in the case of facsimile transmission, when confirmed by the sender's facsimile machine report.

                  12.4 Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by a duly authorized representative of the Corporation and the Majority Lenders.

                  12.5 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

                  12.6 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

                  12.7 Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

                  12.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  12.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard for the conflicts or choice of laws rules of any jurisdiction.

                                  [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have executed this Note Holders Agreement as of the date first above written.

                                      ADVANCIS PHARMACEUTICAL CORPORATION

                                      By: /s/ Edward M. Rudnic
                                          -----------------------------
                                          Edward M. Rudnic, Ph.D.
                                          President and Chief Executive Officer

                                      COLLATERAL AGENT:

                                      HEALTHCARE VENTURES VI, L.P.

                                      By: HealthCare Partners VI, L.P.,
                                          as General Partner

                                      By: /s/ Jeffrey Steinberg
                                          ------------------------------
                                          General Partner

                                      LENDERS:

                                      HEALTHCARE VENTURES VI, L.P.

                                      By: HealthCare Partners VI, L.P.,
                                          as General Partner

                                      By: /s/ Jeffrey Steinberg
                                          -------------------------------
                                          General Partner

                                          /s/
                                      -----------------------------------
                                      By: _______________________________
                                      Its: ______________________________

                                   SCHEDULE 1

             LENDER                                 ADDRESS                            PRINCIPAL
                                                                                          LOAN
                                                                                         AMOUNT

--------------------------------------------------------------------------------------------------------------
HealthCare Ventures VI, L.P.             44 Nassau Street                             $4,375,000
                                         Princeton, New Jersey  08542-4511
                                         Attn: Jeff Steinberg
                                         Tel.: (609) 430-3900
                                         Fax:  (609) 430-9525

--------------------------------------------------------------------------------------------------------------
Targeted Entrepreneurial Services        900 Route 9                                  $   25,000
                                         Woodbridge, New Jersey  07095
                                         Attn: Len Green
                                         Tel.: (732) 634-5100
                                         Fax:  (732) 634-8602

                                         with a copy to:

                                         Targeted Entrepreneurial Services
                                         c/o Salomon Smith Barney
                                         388 Greenwich Street, 29th Floor
                                         New York, New York  10013
                                         Attn: Marshall V. Kaplan
                                         Tel.: (212) 816-6704
                                         Fax:  (212) 816-9005
--------------------------------------------------------------------------------------------------------------
Rho Management Trust, I                  c/o Rho Capital Partners, Inc.               $  473,500
                                         152 West 57th Street, 23rd Floor
                                         Ne York, New York  10019
                                         Attn: Mark Leschly

--------------------------------------------------------------------------------------------------------------
Private Equity Holding, L.L.C.           c/o Howard Hughes Medical Institute          $   76,000
                                         4000 Jones Bridge Road
                                         Chevy Chase, Maryland  20815
                                         Attn: Lisa G. Snyder
                                         Tel.: (301) 215-8684
                                         Fax:  (301) 347-3064
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
DC 1998 NFA Trust FBO Lee Casty          c/o IFX Corporation                          $   45,500
                                         707 Skokie Boulevard
                                         Suite 580
                                         Northbrook, Illinois  60062
                                         Attn: Lee S. Casey
                                         Tel.: (847) 412-1184
                                         Fax: (847) 412-9264
--------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

                   FORM OF CONVERTIBLE SECURED PROMISSORY NOTE

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C

                              IP SECURITY AGREEMENT

                                      -24-